UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2023

ODYSIGHT.AI INC.

(Exact name of registrant as specified in its charter)

Nevada	333-188920	847-4257143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A and 3B, Industrial Park P.O. Box 3030, Omer, Israel	8496500
(Address of principal executive offices)	(Zip Code)

+972 73 370-4691

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2023, certain of the Company’s stockholders representing more than 50% of the Company’s outstanding share capital voted by written consent to change our name from “ScoutCam Inc.” to “Odysight.ai Inc.” The Company’s Board of Directors approved an amendment and restatement of the Company’s Amended and Restated Bylaws, effective as of June 4, 2023, to reflect the name change. In addition, on June 5, 2023, the Company filed with the Secretary of State of the State of Nevada a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) to effect the name change, with such request approved as of June 5, 2023.

The Company has also filed a Corporate Action with the Financial Industry Regulatory Authority to effectuate such name change with OTC Markets and adopt a new ticker symbol.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The disclosure set forth above in Item 5.03 of this Current Report on Form 8-K with respect to the Company’s name change is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On June 8, 2023, the Company issued a press release announcing the rebranding and name change to “Odysight.ai”, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation of the Company, dated June 5, 2023
3.2	Amended and Restated Bylaws of the Company, effective as of June 4, 2023
99.1	Press Release, dated June 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSIGHT.AI INC.

Date: June 8, 2023	By:	/s/ Tanya Yosef
	Name:	Tanya Yosef
	Title:	Chief Financial Officer

3